UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER 811-22684

DAXOR CORPORATION

(Exact name of registrant as specified in charter)

109 Meco Lane

Oak Ridge, TN 37830

(Address of principal executive offices) (Zip code)

Michael Feldschuh

109 Meco Lane

Oak Ridge, TN 37830

(Name and address of agent for service)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: 212-330-8500

DATE OF FISCAL YEAR END: DECEMBER 31

DATE OF REPORTING PERIOD: JANUARY 1, 2023 to JUNE 30, 2023

Daxor Corporation

Financial Statements (Unaudited)

For the Six Months Ended

June 30, 2023

Exhibits

Daxor Corporation

August 28, 2023

Dear Fellow Shareholders:

There are rare times in a business when multiple efforts converge leading to opportunity that is greater than the sum of its parts. For Daxor, now is just such a time. The company is focused on profoundly improving outcomes for tens of millions of patients as well as the hospital systems and the payers which support the system by solving a central problem of medicine – providing highly accurate, convenient, and rapid knowledge of patient blood volume. Managing blood volume is the cornerstone of care for some of the largest areas of patient care – heart failure, sepsis, post-surgical blood loss and syncope to cite a few, but this urgent medical need has been hampered using surrogate markers, not direct measurement, of the blood volume. Many of these markers are costly, some are invasive, and none are accurate – in contrast to Daxor’s 98% accurate system. Care teams cannot effectively treat what they do not correctly diagnose, so a rapid accurate diagnostic is a game-changer. Every metric that matters is impacted from this first principle of accurate diagnosis – patients receiving optimal care are treated more quickly with better outcomes, have shorter lengths of stay in the hospital, suffer fewer costly readmissions, and have lower mortality and fewer complications in the long run. This leads to better results for patients, hospitals, and insurers on both a health and economic level.

So, what is the convergence of efforts that has Daxor Management so excited? A new portable point-of-care analyzer capable of giving blood volume results in as little as 15 minutes at the patient bedside to replace the lab-based BVA-100® (Blood Volume Analyzer) in current use, compelling new clinical and health economic outcomes, additional funding from the U.S. Department of Defense (DoD) and National Institutes of Health (NIH) for further technology development and clinical trials, and partnerships with medical societies and key opinion leaders to shape the discourse and guidelines on the need for direct blood volume analysis to become the standard of care. These efforts are happening as Daxor continues to expand its commercial adoption among leading academic medical centers with innovations such as our new reference lab service and growth of our intellectual property (IP) portfolio with more than half a dozen patents pending. It is the convergence of these efforts leading to the growing awareness that one of the thorniest problems in medicine has a new solution which is a paradigm shift benefiting all parts of the healthcare system.

It is my pleasure to report on Daxor’s results for the mid-year ended June 30, 2023. For the fourth year in a row our operating business is experiencing continued growth and development — increasing revenues from commercialization, great progress in research and development for our next-generation systems set for potential approval at the end of this year, and a growing body of clinical evidence from leading research centers of the unique value of our diagnostic to save lives and vastly improve patient health and hospital economic outcomes. The opportunity for our business is to scale into the total serviceable market of more than ten million tests per year in the United States alone through organic growth, partnership, and joint ventures.

I have written in the past that to realize that promise and the enormous market potential for our products requires the company to execute on three key areas of performance: strong commercialization, next-generation product development, and continued clinical outcomes. I am pleased to report that in 2023 we continue building on our focus in each of these key areas.

As of June 30, 2023, Daxor’s net assets were $30,359,013 or $6.33 per share as compared to $28,969,469, or $6.75 per share on December 31, 2022. This increase in net assets is primarily due to the public offering during the six-month period ended June 30, 2023, whereby Daxor raised $4.1 million, net to Daxor by selling 464,599 shares at $9.75. The net asset value per share was adjusted to account for the addition of 464,599 shares to the float of the stock. For the six-month period ended June 30, 2023, Daxor had net dividend income of $77,990, and net realized gains on investment activity of $603,661. There was a net decrease in the unrealized appreciation on investments, of $760,280 as we sold positions during 2023 and prior period’s significant unrealized gains unwound into the gains for the period. Included in the Net Decrease in Net Assets Resulting from Operations of $3,037,182 is non-cash stock-based compensation expense of $324,273 in an effort to provide incentive to employees, officers, agents, and consultants through proprietary interest in the company. There was a net realized loss of $2,445,170 from the operating division relating to spending on research, development, sales and overhead as the Company continues to invest judiciously in research and development for our 2023 product launch, ramping the commercial sales teams, as well as production facilities for our next generation blood volume analyzers.

1

Focusing further on the operating division financial performance, the Company is pleased to report a 20.64 percent increase in the unaudited revenues of our single-use test kits for the six-month period ended June 30, 2023, as compared to the six-month period ended June 30, 2022. Revenue growth was driven by a combination of the sale and leasing of our capital equipment to hospitals and orders for our single-use blood volume diagnostics kits for heart failure management, critical care use, among other indications. Daxor added eight new accounts during the six-month period ended June 30, 2023. Many of these new accounts are just beginning to ramp up as they integrate our diagnostic into their treatment protocols and the need for our product has never been greater – heart failure patients are set to rise from the current 6 million to more than 8 million in the next six years as the baby boom generation ages and hospitals are under increasing pressure to improve outcomes and contain costs.

In June of this year Daxor launched its new ezBVA Lab service for clinical sites that wish to perform BVA testing using Daxor’s lab services without the need for an on-site analyzer. This new service, priced at $965 per test, represents a significant value for customers and is a premium to the sale of a test kit which sells for $385. The company is paid for performing the lab analysis and the customer requires little overhead and reduced labor to administer the test. This new service has a building pipeline of customers in the on-boarding process, and management anticipates signing new customers at a rate of approximately one a month going forward given the initial demand for the product. This effort is a faster sales cycle and has attractive margins for the company and is complementary to the launch of our next generation analyzer which management anticipates being priced at a similar level. Increasing the value of our offerings and the associated revenue is a priority for the company to drive growth in both absolute terms and on a profit per unit sold metric.

Daxor anticipates submission and review by the FDA of its next generation analyzer under a 510-K/CLIA dual submission pathway by the end of this year. Validation has been underway at several sites since Q1, and the study has been proceeding according to plan although enrollment at some centers has been slower than Management initially anticipated. This point-of-care blood volume analysis system, developed under multiple contracts with the U.S. DoD, as well as grants from the NIH, is a significant leap forward in our market-leading technology. Daxor developed the new analyzer under contract with the U.S. DoD in 2022, and successfully demonstrated a manufacture-ready prototype that was specified to be equivalent to the current 510(k) cleared BVA-100 unit in terms of accuracy and capabilities. This new system has been measured to be three times faster, simpler, battery powered and capable of being a full point-of-care CLIA-waived device. Our development for a model utilizing a novel fluorescent marker is also ongoing under U.S. DoD contract for use in new care settings beyond our current systems. Daxor met with the FDA in the fall of 2022 to discuss its pre-submission data for a 510(k)/CLIA dual pathway. Management was able to ask questions and receive guidance from the agency on a validation plan and application pathway to satisfy regulatory requirements. Daxor is currently executing the validation of the prototype system with clinical partners to satisfy FDA standards and intends to submit its application with a goal of receiving approval by the end of 2023. Driving this important project is our Vice President of Development and Operations, Linda Cooper - a seasoned professional with a background in bioengineering as well as extensive regulatory experience with the FDA. For us, it is no exaggeration that this next generation analyzer is our most important product launch in twenty years and has the potential to deliver a level of speed, access, and accuracy to fluid and blood volume management that can broadly change medicine.

Management anticipates that upon approval there will be significant interest and uptake of the new system based upon preliminary discussions with clinicians advising Daxor in the development of the technology as well as an increase in disposable kit sales driven by the speed and convenience of the new system. Daxor’s next generation devices will also be eligible for Phase III funding awards and acquisition by branches of the military for their deployment to aid in combat casualty care as well as further development contracts.

Daxor recently received and is executing a new $1.1 million contract from the U.S. DoD for additional capabilities to its next-generation analyzer this year. This two-year contract is just one of several pending applications for contract work with the U.S. DoD which are under consideration, in addition to grant proposals for substantial research studies under review with agencies at the NIH. These contracts provide important sources of non-dilutive funding, further technology development, and additional clinical validation which drives broader adoption of our diagnostic. Management anticipates announcing the results of several of these efforts in Q3 and will continue to build upon successful Phase I funded efforts toward the larger Phase II awards which commonly follow.

2

Equally important is the progress that Daxor has made in the area of clinical outcomes utilizing our blood volume analyzer. In Q2 the results of a pilot Randomized Control Trial (RCT) in heart failure patients with BVA guided treatment was published in the prestigious Journal of the American College of Cardiology-Heart Failure by researchers from the Duke Clinical Research Institute. This RCT documented that an astonishing 68% of heart failure patients were misdiagnosed regarding their volume status and that care teams were ineffective at adjusting these derangements prior to discharge. The researchers citing the outcomes called for funding of a large-scale trial centered around BVA technology based upon their findings. This trial is in addition to Phase I RCT work at two Veterans Administration hospitals under NIH funding which completed enrollment in Q2 and will report its findings shortly as a prelude to making an anticipated Phase II application. In the first half of 2023, over half a dozen new research studies on BVA were published in peer-reviewed journals or at society conferences. Importantly, these studies highlighted that BVA can reduce hospital length of stay by 2.5 days on average for heart failure patients, a significant savings, while also improving clinical outcomes. Data on the value of BVA for use in Left Ventricular Assist Device (LVAD) patients and its superiority to pressure-based cardiac implantable devices are also highlights of data that researchers from a variety of institutions published. About recognition and awareness of these developments, a landmark session at the Heart Failure Society of America in 2023 marks the second year in a row that the Annual Meeting will focus on blood volume measurement to improve heart failure care. Last year’s meeting was attended by hundreds of physicians which posited that Daxor’s BVA provided uniquely valuable data for congestion management, superior utility to existing standards of care of pressure-based measures, and that further study and adoption of it was supported by the growing body of evidence. Sessions of this nature led by key opinion leaders - comparing volume versus pressure measures - represents the growing awareness and substantial need for BVA as an innovative diagnostic to improve heart failure care. Management is incredibly pleased at the strong and growing reception that our technology is receiving at these events at special sessions that are not sponsored by Daxor in any way.

The Company also announced in August 2021 that a promising research letter on the use of Daxor’s BVA-100 analyzer on six COVID-19 patients at NYU Medical Center had been published in the prestigious Journal of Critical Care. Daxor launched a prospective multi-center trial on the back of that data which has been expanded to incorporate not only COVID patients but sepsis patients as well. The COVID arm has completed enrollment and the sepsis comparator arm also completed enrollment at the end of Q2. We anticipate publication to follow shortly, and Management looks forward to sharing the results of the multi-center trial when they become available. Sepsis is a leading cause of death in hospitals and an intense area of focus for health system improvements. All data shows that individualized fluid management holds the key to improving outcomes, something that BVA can uniquely do compared to the existing surrogate markers. A substantial expansion of the Company’s revenue in critical care medicine could be driven by a combination of the new data, new funding opportunities the data will open, as well as our next-generation analyzer which promises a speedy workflow which is critical to the needs of this specialty.

The strong trend of healthcare is toward individualized care and cost-effectiveness. Our BVA diagnostic is a non-invasive, inexpensive, and rapid blood test which allows care teams to solve the significant challenge of accurately managing the fluid levels of patients, whether it is in the heart failure clinic (outpatient) or the hospitalized heart failure patient or in the ICU, and studies published and presented are proving just how exciting the potential for this approach is. Reducing mortality, lowering complications, reducing hospital resource use and length of stay with a non-invasive and 98% accurate test is achievable with our patented technology. In the competitive area of healthcare, having achieved reimbursement for our technology for both inpatient and outpatient use is a strong competitive advantage that will drive BVA adoption in step with our increasing clinical evidence and commercial teams. Just as exciting is the next generation of products that are in our development pipeline slated for completion this year which should further enhance the accessibility of our test and open it up to both government as well as civilian hospital systems on an international scale.

Daxor has been reporting as an investment company under the Investment Company Act of 1940 since January 1, 2012. See the Notes to the Financial Statements of Form N-CSR for further information on Daxor’s strategies and goals regarding its investments in publicly traded securities to help fund its diagnostic operations. Because of its significant holding of publicly traded securities, the SEC currently classifies Daxor as a closed-end investment management company with a fully owned medical operating division; however, the primary focus of management is on our operational objectives. Daxor anticipates that as the value of the operating company continues to increase as a percentage of assets owned, it will be eligible to file under its previous designation as an operating company and report as an operating company and will take steps to accomplish this result.

Any shareholder who is interested in learning more about our medical instrumentation and biotechnology operations should visit our website at www.daxor.com or contact our investor relations representative Bret Shapiro of CORE IR at 516-222-2560 for more detailed information. We periodically issue press releases regarding research reports and placements of the BVA-100 Blood Volume Analyzer in hospitals.

To sign up for electronic delivery of shareholder reports and prospectuses, please send an email to info@daxor.com. If you do not hold your account directly with Daxor, please contact the firm that holds your account about electronic delivery.

Cordially Yours,

Michael Feldschuh

CEO and President

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Item 1. Schedule of Investments

Daxor Corporation

Schedule of Investments

June 30, 2023 (Unaudited)

	Shares	Fair Value
Common Stock - (United States) – 8.62%
Industrials – 0.01%
Wabtec	13	$1,426

Materials – 0.36%
Enbridge Inc.	2,952	109,667

Utilities – 8.25%
Electric Utilities – 8.25%
Avangrid, Inc.	7,000	263,760
Avista Corporation	6,000	235,620
CenterPoint Energy, Inc.	1,000	29,150
Centrus Energy Corp.	1	33
CMS Energy Corporation	3,500	205,625
DTE Energy Company	2,000	220,040
Edison International	4,000	277,800
Entergy Corporation	3,500	340,795
Evergy Inc.	4,297	251,031
Eversource Energy	2,000	141,840
Exelon Corporation	2,100	85,554
FirstEnergy Corp.	3,800	147,743
Pinnacle West Capital Corporation	3,000	244,380
Xcel Energy, Inc.	1,000	62,170
Total Utilities		2,505,541

Total Common Stock (Cost $816,920) – 8.62%		$2,616,634

	Shares	Fair Value
Preferred Stock - (United States) – 1.16%

Banking – 1.16%
Bank of America Corp 7.250% Series L	300	$351,546

Total Preferred Stock (Cost $193,985) – 1.16%		$351,546

Money Market – UBS Select Prime Institutional Fund – (Cost $1,360,081) – 4.48%		$1,360,081

Total Investments in Securities (Cost $2,370,956) – 14.26%		$4,328,261

Investment in Operating Division (Cost $3,118,857) - (United States) – 85.64% (1)		$26,000,000

Dividends receivable – 0.04%		$10,943

Other Assets – 0.06%		$19,809

Total Assets – 100.00%		$30,359,013
Total Liabilities - (0%)		$-
Net Assets - 100%		$30,359,013

(1) The Fair Value of the Operating Division was determined by using significant unobservable inputs.

The accompanying notes are an integral part of these financial statements.

4

Daxor Corporation

Schedule of Investments – (Unaudited) (Continued)

June 30, 2023

At June 30, 2023, the net unrealized appreciation on investment in securities, options and securities borrowed of $1,957,274 was composed of the following:

Aggregate gross unrealized appreciation for which there was an excess of value over cost	$1,962,453
Aggregate gross unrealized depreciation for which there was an excess of cost over value	(5,179)
Net unrealized appreciation	$1,957,274

At June 30, 2023, the net unrealized appreciation on investment in operating division was composed of the following:

Net unrealized appreciation on investment in operating division	$22,881,143

Portfolio Analysis

June 30, 2023

Percentage of Net Assets
Common Stock (United States)
Industrials	0.01%
Materials	0.36%
Electric Utilities	8.25%

Total Common Stock	8.62%

Preferred Stock (United States)
Banking	1.16%

Money Market	4.48%

Total Investments in Securities	14.26%

The accompanying notes are an integral part of these financial statements.

5

Daxor Corporation

Summary of Liabilities

(Unaudited)

June 30, 2023

Total Liabilities - None	-	-
	-	$-

The accompanying notes are an integral part of these financial statements.

6

Daxor Corporation

Statement of Assets and Liabilities (Unaudited)

June 30, 2023

Assets:
Investments in securities, at fair value (cost of $2,370,986)	$4,328,261
Investment in operating division, at fair value (cost of $3,118,857)	26,000,000
Dividends receivable	10,943
Prepaid taxes and other assets	19,809
Total Assets	30,359,013

Liabilities:
Margin loans payable	-
Accounts payable and accrued expenses	-

Total Liabilities	-
Commitments (Note 14)
Net Assets	$30,359,013

Net Asset Value, (10,000,000 shares authorized, 5,316,530 issued and 4,792,319 shares outstanding of $0.01 par value capital stock outstanding)	$6.33
Net Assets consist of:
Capital paid in	$13,278,406
Total distributable earnings	21,749,179
Treasury Stock	(4,668,572)
Net Assets	$30,359,013

The accompanying notes are an integral part of these financial statements.

7

Daxor Corporation

Statement of Operations (Unaudited)

For the Six Months Ended June 30, 2023

Investment Income:
Dividend income (net of foreign withholding taxes of $1,019)	$77,990
Other income	2,983
Total Investment Income	80,973

Expenses:
Investment administrative charges	414,847
Professional fees	21,200
Transfer agent fees	24,469
Interest expense	44,466
Other taxes	11,384
Total Expenses	516,366

Net Investment(Loss)	(435,393)

Realized and Unrealized Gain (Loss) on Investments and Other items:
Net realized gain from investments in securities sold	603,661

Net change in unrealized (depreciation) on investments	(760,280)

Realized (loss) on investment in operating division	(2,445,170)
Net Realized and Unrealized Gain on Investments and Investment in Operating Division	(2,601,789)

Income tax (benefit)	0

Net Increase in Net Assets Resulting From Operations	$(3,037,182)

The accompanying notes are an integral part of these financial statements.

8

Daxor Corporation

Statement of Changes in Net Assets

	Six Months Ended
	June 30, 2023	Year Ended
	(Unaudited)	December 31, 2022
Increase/(Decrease) in Net Assets Resulting from Operations

Net investment (loss)	$(435,393)	$(972,974)
Net realized income (loss) from investments in securities and securities sold short	603,661	2,736,375
Net realized (loss) from options	-	(56,954)
Net change in unrealized (depreciation) on investments, options and securities borrowed	(760,280)	(2,763,895)
Net change in unrealized appreciation in operating division	-	9,500,000
Realized (loss) on investment in operating division	(2,445,170)	(3,264,419)
Net Increase in Net Assets Resulting From Operations	(3,037,182)	5,178,133

Capital Share Transactions:
Increase in net assets resulting from stock-based compensation	324,273	786,642
Proceeds from sale of treasury stock	4,102,453	1,851,975
Net Increase in Net Assets Resulting From Capital Share Transactions	4,426,726	2,638,617

Total Net Increase in Net Assets	1,389,544	7,816,750

Net Assets:

Beginning of Period	28,969,469	21,152,719

End of Period (including undistributed net investment income of $4,326,911 in 2023 and $4,223,230 in 2022 included in net assets)	$30,359,013	$28,969,469

The accompanying notes are an integral part of these financial statements.

9

Daxor Corporation

Statement of Cash Flows

For the Six Months Ended June 30, 2023 (Unaudited)

Cash flows from operating activities:
Net (decrease) in net assets resulting from operations	$(3,037,182)
Adjustment to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Net realized gain from investments in securities sold	(603,661)
Net realized (loss) from options
Net change in unrealized depreciation on investments, options and securities borrowed	760,280
Net change in unrealized appreciation in operating division
Investment in/advances to operating division	(2,445,170)
Realized loss on operating division	2,445,170
Proceeds from sales of securities	1,337,409
Purchase of securities	(1,637,710)
Payments to cover securities borrowed at fair value
Stock based compensation expense	324,273
Changes in operating assets and liabilities:
Decrease in dividends receivable	7,087
Decrease in accrued expenses and other assets	(62,436)
Net cash used in operating activities	(2,871,940)

Cash flows from financing activities:
Proceeds from margin loan payable	3,337,615
Repayment of margin loan payable	(4,568,128)
Proceeds from the sale of treasury stock	4,102,453

Net cash provided by financing activities	2,871,940

Net change in cash and restricted cash	$-
Cash and restricted cash at beginning of the year
Cash and restricted cash at end of the year	$-

Supplemental Disclosures of Cash Flow Information:

Cash paid during the year for:

Income Taxes (State income taxes)	$12,209

Interest on margin loan payable	$44,466

The accompanying notes are an integral part of these financial statements.

10

Daxor Corporation

Financial Highlights

The table below sets forth financial data for weighted average shares of stock outstanding for each year and for one share of capital stock outstanding throughout the years presented. The total investment return does not reflect sales load.

	Six Months Ended
	June 30, 2023	Year Ended
	(Unaudited)	December 31, 2022
Net Asset Value Per Share, Beginning of Year	$6.75	$5.24

Income (loss) from operations:
Net investment (loss) income	(0.10)	(0.24)
Net realized and unrealized gain (loss) from investments, options and securities
Borrowed	(0.04)	(0.02)
Net realized and unrealized gain from operating division	(0.55)	1.53
Other	(0.72)	(0.40)
Total (loss) from Operations	(1.41)	0.87

Capital share transactions:
Increase in net assets from stock based compensation	0.07	0.19
Increase from sale of treasury stock	0.92	0.45

(Decrease) /increase in Net Asset Value Per Share	(0.42)	1.51

Net Asset Value Per Share, End of Period	$6.33	$6.75

Market Price Per Share of Common Stock, Beginning of Year	$9.16	$11.29
Market Price Per Share of Common Stock, End of Period	$9.60	$9.16
Change in Price Per Share of Common Stock	$0.44	$(2.13)

Total Investment Return	4.80%	(18.87)%

Weighted Average Shares Outstanding	4,463,280	4,083,847

Ratios/Supplemental Data

Net assets, End of Period (in 000’s)	$30,359	$28,969

Ratio of total expenses to average net assets	1.80%	5.86%

Ratio of net investment (loss) income after income taxes to average net assets	(1.52)%	(4.73)%

Portfolio turnover rate	44.69%	0%

The accompanying notes are an integral part of these financial statements.

11

Daxor Corporation

Financial Highlights (continued)

	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019

Net Asset Value Per Share, Beginning of Year	$3.89	$3.41	$3.49

Income (loss) from operations:
Net investment (loss) income	(0.20)	(0.08)	(0.03)
Net realized and unrealized gain from investments, options and securities Borrowed	0.21	(0.32)	0.59
Net realized and unrealized loss from operating division	1.16	0.11	(0.69)
Income tax (expense) benefit	0.00	0.00	0.00
Other	0.00	0.01	0.01
Total income (loss) from Investment Operations	1.17	(0.28)	(0.13)
Capital share transactions:

Increase in net assets from stock based compensation	0.18	0.06	(0.05)
Proceeds from sale of treasury stock and exercise of stock options	-	0.70	0.00

Increase/(Decrease) in Net Asset Value Per Share	1.35	0.48	(0.08)

Net Asset Value Per Share, End of Year	$5.24	$3.89	$3.41

Market Price Per Share of Common Stock, Beginning of Year	$12.50	$9.40	$8.20
Market Price Per Share of Common Stock, End of Year	11.29	12.50	9.40
Change in Price Per Share of Common Stock	$(1.21)	$3.10	$1.20

Total Investment Return	(9.68)%	32.98%	14.63%

Weighted Average Shares Outstanding	4,036,660	3,935,902	3,746,858

Ratios/Supplemental Data

Net assets, End of Year (in 000’s)	$21,153	$15,675	$12,766
Ratio of total expenses to average net assets	7.29%	5.79%	4.26%
Ratio of net investment (loss) income after income taxes to average net assets	(5.44)%	(3.53)%	(1.12)%
Portfolio turnover rate	0.00%	12.54%	0.00%

The accompanying notes are an integral part of these financial statements.

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Daxor Corporation

Notes to Financial Statements

June 30, 2023 (Unaudited)

1. Organization and Investment Objective

Daxor Corporation (the “Company”) is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

The Company qualifies as a “controlled company” under the listing requirements of the Nasdaq, as the estate of Joseph Feldschuh, M.D. controls more than 50% of the Company’s voting power, as evidenced by the Company’s ownership records. The estate owns 53.8% of the outstanding shares. As a result, the estate has the ability to control the outcome on any matter requiring the approval of shareholders of the Company.

The Company’s investment goals, objectives and principal strategies are as follows:

A.	The Company’s investment goals and objectives are capital preservation, maintaining returns on capital with a high degree of safety and generating income from dividends and option sales to help offset operating losses from the Company’s Operating Division.

B.	In order to achieve these goals, the Company maintains a diversified securities portfolio comprised primarily of electric utility company common and preferred stocks. The Company also sells covered calls on portions of its portfolio and also sells puts on stocks it is willing to own. It also sells uncovered calls and may have net short positions in common stock up to 15% of the value of the portfolio. The net short position is the total fair market value of the Company’s short positions reduced by the amount due to the Company from the Broker. If the amount due from the Broker is more than the fair market value of the short positions, the Company will have a net receivable from the Broker. The Company’s investment policy is to maintain a minimum of 80% of its portfolio in equity securities of utility companies. The Board of Directors has authorized this minimum to be temporarily lowered to 70% when Company management deems it to be necessary. Investments in utilities are primarily in electric companies. Investments in non-utility stocks will generally not exceed 20% of the value of the portfolio.

2. Significant Accounting Policies

Basis of Presentation and Use of Estimates

The Company is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

The following is a summary of significant accounting policies consistently followed by the Company in the preparation of its financial statements.

Valuation of Investments

The Company carries its investments in securities at fair value and utilizes various methods to measure the fair value of its investments on a recurring basis. Fair value is an estimate of the exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants (i.e., the exit price at the measurement date). Fair value measurements are not adjusted for transaction costs. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1- Unadjusted quoted prices in active markets for identical assets and liabilities that the Company has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for an asset or liability, to the extent relevant observable inputs are not available; representing the Company’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

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Daxor Corporation

Notes to Financial Statements

June 30, 2023 (Unaudited)

2. Significant Accounting Policies - (continued)

Valuations of Investments (continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investments in securities, securities borrowed and put and call options that are freely traded and are listed on a national securities exchange are valued at the last reported sales price on the last business day of the year; securities traded on the over-the-counter market and listed securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices.

The Company establishes valuation processes and procedures to ensure that the valuation techniques for investments that are categorized within Level 3 of the fair value hierarchy are fair, consistent, and verifiable. At June 30, 2023, Level 3 investments consist solely of the Company’s investment in its wholly owned Operating Division at fair value. The Company’s Audit Committee oversees the valuation process of the Company’s Level 3 investments. The Audit Committee is comprised of members of the Company’s Board of Directors and is responsible for the valuation processes and procedures and evaluating the overall fairness and consistent application of the valuation policies. For this valuation process the Audit Committee meets semi-annually or as needed, and in conjunction with reports from an independent valuation company determines the valuations of the Company’s Level 3 investments. Valuations determined by the Audit Committee are required to be supported by the independent valuation company whose reports may include information such as market data, third-party pricing sources; industry accepted pricing models, counterparty prices, or other appropriate methods. On an annual basis, the Company engages the services of an independent valuation company to perform an independent review of the valuation of the Company’s investment in its wholly owned Operating Division, and may adjust its valuations based on the recommendations from the valuation firm.

14

Daxor Corporation

Notes to Financial Statements

June 30, 2023 (Unaudited)

2. Significant Accounting Policies - (continued)

Valuation of Derivative Instruments

The Company accounts for derivative instruments under FASB ASC 815, “Derivatives and Hedging,” which establishes accounting and reporting standards requiring that derivative instruments be recorded in the statement of assets and liabilities at fair value. The changes in the fair values of derivatives are included in the statements of operations as a component of net realized and unrealized loss from investments.

Investment Transactions and Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments are calculated on the basis of identifying the specific securities delivered. Dividend income and expense are recorded on the ex-dividend date, and interest income is recognized on the accrual basis. Expenses are recorded on an accrual basis.

Distributions

Net investment income and net realized gains are accumulated within the Company and used to pay expenses, to make additional investments or held in cash as a reserve and at the discretion of the Company, to pay dividends to shareholders.

Revenue Recognition

ACS Topic 606, Revenue from Contracts with Customers, requires that an entity recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. The guidance requires an entity to follow a five step model to (a) identify the contract(s) with a customer, (b) identify the performance obligations in the contract, (c) determine the transaction price, (d) allocate the transaction price to the performance obligations in the contract, and (e) recognize revenue when the entity satisfies a performance obligation.

The Company recognizes revenues in the Operating Division from product sales when a product is shipped and recognizes revenue from service contracts as the revenues are earned over the life of service contract and performance obligations are met.

Income Taxes

The Company accounts for income taxes under the provisions of FASB ASC 740, “Income Taxes.” This pronouncement requires recognition of deferred tax assets and liabilities for the estimated future tax consequences of events attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carry forwards. Deferred tax assets and liabilities are measured using enacted tax rates in effect for the year in which the differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of changes in tax rates is recognized in the statement of operations in the period in which the enactment rate changes. Deferred tax assets and liabilities are reduced through the establishment of a valuation allowance at such time as, based on available evidence, it is more likely than not that the deferred tax assets will not be realized.

The Company accounts for uncertainties in income taxes under the provisions of FASB ASC 740-10-05, “Accounting for Uncertainties in Income Taxes”. The ASC clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements. The ASC prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. The ASC provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition.

15

Daxor Corporation

Notes to Financial Statements

June 30, 2023 (Unaudited)

2. Significant Accounting Policies - (continued)

Treasury Stock

Treasury stock is recorded under the cost method and shown as a reduction of net assets.

3. Fair Value Measurements of Investments, Financial Instruments and Related Risks

The following tables summarize the inputs used as of June 30, 2023 for the Company’s assets and liabilities measured at fair value on a recurring basis at June 30, 2023, categorized by the above mentioned fair value hierarchy and also by denomination:

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$2,616,634	$-	$-	$2,616,634
Preferred Stocks	351,546	-	-	351,546
Money Market	1,360,081			1,360,081
Investment in Operating Division	-	-	26,000,000	26,000,000
Total	$4,328,261	$-	$26,000,000	$30,328,261

The Company purchases equity securities in the form of common and preferred stocks, primarily in the utility sector which historically have a high degree of safety and pays dividends. The common and preferred stocks are recorded at fair value at the unadjusted closing quoted price on active securities markets.

Purchased call and put options: When the Company purchases an option; an amount equal to the premium paid by the Company is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Company realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

Written call and put options: When the Company writes (sells) an option, an amount equal to the premium received by the Company is recorded as an obligation on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the written option. If the written option expires, the Company realizes a gain equal to the amount of premium received. When an instrument is purchased or sold through the exercise of an option, the related premium received is adjusted to the basis of the instrument acquired or the instrument sold. The risk associated with writing options is based on the difference between the strike price of the option and current market price of the underlying security less premium received. See Note 7 for further discussion of Investment and Market Risk Factors and risks of written call and put options.

Securities sold short: The Company may sell securities that it does not own, and it will therefore be obligated to purchase such securities at a future date. The value of the open short position is recorded as a liability, and the Company records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position. The Company records a realized gain or loss when a short position is closed out. By entering into short sales, the Company bears the market risk of increases in the value of the security sold short in excess of the proceeds received. Possible losses from short sales differ from losses that could be incurred from purchases of securities because losses from short sales may be unlimited whereas losses from purchases cannot exceed the total amount invested. See Note 1 regarding the Company’s investment goals and its use of covered positions and Note 7 for further discussion of Investment and Market Risk Factors.

During the year ended June 30, 2023, the Company realized proceeds of $1,377,409 from the sale of investment securities.

All transfers are recognized by the Company at the end of each reporting period. Transfers between Levels 2 and 3 (if any) generally relate to whether significant unobservable inputs are used for the fair value measurements. See Note 2 – Significant Accounting Policies for additional information related to the fair value hierarchy and valuation techniques and inputs. During the year ended June 30, 2023 there were no transfers between Levels.

16

Daxor Corporation

Notes to Financial Statements

June 30, 2023 (Unaudited)

3. Fair Value Measurements of Investments, Financial Instruments and Related Risks (continued)

The following table is a reconciliation of the beginning and ending balances for the Company’s assets measured at fair value on a recurring basis using significant unobservable inputs (level 3) during the year ended June 30, 2023:

Balance at June 30, 2023

Balance, December 31, 2022	$26,000,000

Investment in/advances to operating division	2,445,170
Realized loss on investment in operating division	(2,445,170)
Balance, June 30, 2023	$26,000,000

The Company’s Level 3 asset consists of its investment in its wholly owned Operating Division at fair value and requires significant judgment due to the absence of quoted market prices, inherent lack of liquidity, heavy reliance on Level 3 inputs, and the long-term nature of such investments. Since its inception, the Operating Division has not generated significant revenue and has incurred substantial operating losses. Due to these substantial losses, the Operating Division has been completely dependent on funding from the Company to sustain its operations. Investment in Operating Division is primarily located in Oak Ridge, Tennessee and was initially valued at transaction value for identified assets (property and equipment, land, buildings and laboratory equipment), less accumulated depreciation adjusted for investment in/advances to operating division, business operations and activity and realized losses. Based on Company initiatives started in 2016 and through 2022, related to potential partnerships, joint ventures, product development, marketing and other operations of the Operating Division, the Company hired an independent valuation company to perform a valuation of the Operating Division. The Company updated the initial 2016 valuation and subsequent valuations at December 31, 2017 through December 31, 2022, using the Income Approach and Market Approaches as defined in SFAS 157 (ASC Topic 820). Based on the valuation approaches, the valuation ranges were $25,700,000 to $26,300,000 for the blended Income Approach and Market Approach at December 31, 2022. In determining the Income Approach value range, the Gordon Growth Model valuation technique was used with a discount rate of 20.0% and long-term growth rate of 3.0%. Significant increases (decreases) in these unobservable inputs in isolation could result in significant changes in fair value measurements. The Income Approach was weighted 40% given the current financial performance and expectations as to longer-term revenue growth and profitability and a 60% weight to a recent arm’s length Daxor share sales transactions which raised $2.0 million, resulting in a midpoint of value range of $26,000,000. Management has reviewed and assessed this valuation and concluded the valuation remains reasonable at June 30,2023.

4. Derivative Instruments

The Company may write call and put options in order to generate additional investment income as part of its investment strategy. In the opinion of management, the use of financial derivative instruments in its investment program is appropriate and customary for the investment strategies employed reducing certain investment risks. There were no investments in derivative instruments as of June 30, 2023.

17

Daxor Corporation

Notes to Financial Statements

June 30, 2023 (Unaudited)

5. Income Taxes (Benefit)

The net income tax expense (benefit) for the period ended June 30, 2023 is comprised of the following:

Current Income Tax Expense (Benefit):
Federal	$-
State and local	-
Total current income tax expense (benefit)	-
Deferred Tax Expense:
Federal	$-
State and local	-
Total deferred tax expense	-
Net income tax (benefit)	$-

The Company has a net operating loss carry forward of approximately $31,965,810 at June 30, 2023. Approximately $16,744,764 of these losses relate to years prior to 2018 and will begin to expire in 2033. Approximately $15,221,046 of these losses relates to the years 2018 through 2022, and will not expire, but are subject to limitations on usage.

The following table sets forth the net operating loss carry forwards by state and local jurisdiction at June 30, 2023:

New York State	$4,728,155
New York City	$6,741,134
California	$2,371,705
Tennessee	$7,704,435
South Carolina	$9,635,570

At June 30, 2023, the Company had no material unrecognized tax benefits and no adjustments to liabilities or operations were required. The Company does not expect that its unrecognized tax benefits will materially increase within the next twelve months. The Company recognizes interest and penalties related to uncertain tax positions in investment administrative expenses. As of June 30, 2023, the Company has not recorded any provisions for accrued interest and penalties related to uncertain tax positions.

18

Daxor Corporation

Notes to Financial Statements

June 30, 2023 (Unaudited)

5. Income Taxes (Benefit) - (continued)

In certain cases, the Company’s uncertain tax positions are related to tax years that remain subject to examination by the relevant tax authorities. The Company files federal, state and local income tax returns in jurisdictions with varying statutes of limitations. The 2016 through 2022 tax years generally remain subject to examination by federal, state and local tax authorities.

Under Internal revenue code section 542, a company is defined as a Personal Holding Company (“PHC”) if it meets both an ownership test and an income test. The ownership test is met if a company has five or fewer shareholders that own more than 50% of the company, which is applicable to Daxor. The income test is met if PHC income items such as dividends, interest and rents exceed 60% of adjusted ordinary gross income. Adjusted ordinary income is defined as all items of income except capital gains. For the year ended June 30, 2023, more than 60% of Daxor’s adjusted gross income came from items defined as PHC income.

Determining the PHC tax liability requires computing Daxor’s “undistributed PHC income” and taxing such PHC income at the statutory rate of 20%. Undistributed PHC income is current year taxable income of the Company, exclusive of the net operating loss carry forward deduction that is allowed for regular tax purposes. The Company incurred no liability for PHC for the period ended June 30, 2023 due to the net operating losses applied to realized gains incurred during the year.

Computed expected provision at statutory rates	(21.0)%
Valuation allowance	(13.4)%
State taxes	(0.5)%
Non-deductible/non-taxable and other items	36.3%
Dividend received deduction and other items	(1.4)%

Effective income tax (benefit) rate	0.0%

6. Deferred Income Taxes

Deferred income taxes result from differences in the recognition of gains and losses on marketable securities; stock options, as well as from carry forwards of the Company’s net operating losses of approximately $31,965,810 at June 30, 2023, and tax credits of approximately $1,528,433 for tax purposes. At June 30, 2023 the aggregate cost of investments for federal income tax purposes was $5,489,843.

19

Daxor Corporation

Notes to Financial Statements

June 30, 2023 (Unaudited)

6. Deferred Income Taxes - (continued)

The significant components of deferred tax assets and liabilities are reflected in the following table:

Unrealized gains on investments in securities	$(462,484)
Unrealized gain on investment in operating division	(5,537,458)
Net operating loss-carry forward	7,477,080
Net capital loss carry forward	(289,300)
Business tax credits carried forward	1,528,433
Others	51,511
Deferred Income Tax Available for use	2,767,782
Valuation allowance	(2,767,782)
Net Deferred Tax Asset	$-

Realization of deferred tax assets is dependent on future earnings. Due to the uncertainty of the realization of its net deferred tax assets, the Company has provided a valuation allowance. In assessing the potential to realize the deferred tax asset, management considers whether it is more likely than not that some or perhaps all of the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which these temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making their assessment. The Company recorded a valuation allowance of $2,767,782 at June 31, 2023. The valuation allowance increased $179,646 from December 31, 2022. If the Company becomes profitable before the expiration of the loss carry forwards, it would have the ability to utilize them in order to offset any taxable income.

7. Investment and Market Risk Factors

The Company enters into investments in securities, call and put options and securities borrowed and/or financial instruments that may have off balance sheet risks, where the potential loss due to changes in the market (market risk), failure of counterparty to perform on the transaction risk (credit risk) and other risk elements, such as interest rate risk, exceeds the value and/or obligations of such financial instruments. It is the Company’s general policy to mitigate such risks by transacting with established counterparties. The Company transacts with and custodies investment assets at UBS Financial Services, Inc. (“Broker”).

The Company’s investments in securities arise from investments in long common and preferred stocks, selling common stocks short and transacting in put and call (naked and covered) options. These investments are subject to equity risks of increases and decreases in market exchange prices such as on the Nasdaq.

20

Daxor Corporation

Notes to Financial Statements

June 30, 2023 (Unaudited)

7. Investment and Market Risk Factors - (continued)

The Company is subject to certain inherent risks arising from its investing activities of selling securities short and writing put and call options. Selling securities short creates an obligation to purchase the securities at an unknown future date, subject to the Company’s discretion, at the then prevailing future market prices. Securities borrowed create the risk that the ultimate obligation may exceed the liability reflected in these financial statements.

The Company collects premiums and the opportunity to create option premium income when writing put and call options if the options expire out-of-the-money. Writing put and call options gives the option buyer the right to exercise the option against the option writer. Writing put options obligates the writer to purchase the stock at the strike price if the stocks’ current market price is below the strike price prior to expiration of the put option. The potential loss in writing a put option is the strike price less the premium collected if the stock price falls to zero. Writing call options obligates the writer to sell the stock at the strike price if the stock’s current market price is greater than the strike price prior to expiration of the call option. The potential loss in writing a naked call option is unlimited as the rise of a stock price is unlimited. The potential loss in writing a covered call is limited to the strike price less the cost of the underlying security the Company holds in the portfolio. The Company endeavors to write covered calls but may also write naked calls.

Cash receivable from broker and margin loans payable reflect accounts with the Company’s Broker. Due from broker represents amounts receivable from brokers that are available for investing but have not been invested. Margin loan payable represents obligations to the Broker for leveraging investments in securities. Investments in securities are collateral for the margin loan payable. The Company does not have the right of setoff nor netting agreements between brokers.

The Company’s investments may be subject to changes in interest rates as they may affect equity and option markets. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

The Company is subject to volatility risk which refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Legal, tax and regulatory changes continue to occur in the United States and globally, additionally, regulatory environments, as a whole, continue to evolve and change. The effect of any future legal, tax and/or regulatory changes are unknown and could be substantial and adverse.

8. Related Party Transactions

The Company reported $64,333 of portfolio administrative expenses which is included in investment administrative charges on the Statement of Operations for the six-month period ended June 30, 2023. These charges represent a portion of the payroll and related expenses of two (2) employees of the Operating Division for services performed for the Company.

21

Daxor Corporation

Notes to Financial Statements

June 30, 2023 (Unaudited)

9. Margin Loan

As of June 30, 2023 the Company was not utilizing the margin loan facility available. The Company has available a facility that is secured by the Company’s investments in marketable securities. The Company utilized the facility during the six month period ended June 30, 2023 and the interest expense on the margin loan for the six month period ended June 30, 2023 was $44,466. The ability of the Company to incur margin debt at any given time is based on the current amount outstanding and the market value of the portfolio of marketable securities. There are no set repayment terms for the Company’s margin loan.

The following table summarizes the margin loan activity for the year ended June 30, 2023:

Balance at 6/30/23	Interest rate at 6/30/23	Maximum amount outstanding during the six months ended June 30, 2023	Average amount outstanding during the six-months ended June 30, 2023	Weighted average interest rate during the six months ended June 30, 2023
$-0-	N/A	$2,438,635	$1,011,753	5.720%

10. Capital Stock

At June 30, 2023, there were 10,000,000 shares of $0.01 par value capital stock authorized. The paid in capital of $13,278,406 at June 30, 2023 consists of the following amounts:

Additional Paid in Capital in excess of par value of common Stock	$13,225,240
Common Stock	53,166
Total Paid in Capital	$13,278,406

11. Treasury Stock

The Company’s Board of Directors from time to time has authorized the repurchase of shares of the Company’s common stock in the open market usually as funds are available and if the stock is trading at a price which management feels is undervalued. The Company did not repurchase any shares of the Company during the six months ended June 30, 2023. The Company sold 464,599 shares of treasury stock in May and June 2023 for net proceeds to the Company of $4,102,453.

Treasury stock at Jun 30, 2023:

Treasury Stock at repurchase price	$4,668,572
Treasury Stock shares	524,211

12. Dividends

In 2008, management instituted a policy of paying dividends when funds are available. The Company did not declare a dividend for six-months ended June 30, 2023.

22

Daxor Corporation

Notes to Financial Statements

June 30, 2023 (Unaudited)

13. Stock Options

In June 2019, the Board of Directors of the Company approved the Daxor Corporation 2020 Incentive Compensation Plan (the “2020 Plan”). In April 2020 the Company received exemptive relief from the Securities & Exchange Commission (“SEC”) and The 2020 Plan was given approval to become operational effective in April, 2020. The 2020 Plan was approved by shareholders of the Company on June 25, 2020. In addition to Stock Options, awards under the 2020 Plan can consist of Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Deferred Stock Units, Cash Awards and Bonus Stock (collectively, “Stock Awards”). The 2020 Plan is an effort to provide incentive to employees, officers, agents, consultants, and independent contractors through proprietary interest. The Board of Directors acts as the Plan Administrator, and may issue these Stock Awards at its discretion.

The 2020 Plan replaced the 2004 Stock Option Plan.

The maximum number of shares that may be issued under the 2020 Plan is 250,000 or 5% of the Company’s outstanding shares, whichever is greater. The Company has obtained approval from shareholders to increase the number of shares available for issuance from 250,000 shares to 400,000 shares (or such lesser amount as may be determined by the Company), subject to the SEC granting an exemptive order to permit the operation of the 2020 Plan as amended, and the SEC may not elect to grant such order. Under the provisions of the 2020 Plan, the exercise price of any stock options issued is a minimum of 100% of the closing market price of the Company’s stock on the grant date of the option. Previously, the Company issued options to various employees under the previous 2004 Stock Option Plan and the Stock Option Plan that was also administered by the Board of Directors. All issuances have varying vesting and expiration timelines. As of June 30, 2023 the 2020 Plan had 206,220 options outstanding and 149,228 were exercisable. The 2004 Stock Option Plan had 37,216 options outstanding and 37,216 were exercisable. The Company has not granted options under the 2004 Stock Option Plan since August 2018. The 2004 Stock Option Plan ceased operation upon approval of the 2020 Plan, although stock options that were awarded under the 2004 Plan that have not expired are still eligible to be exercised.

At June 30, 2023, there was $1,745,712 of unvested stock-based compensation expense to recognize. The Company recognized $324,273 of stock-based compensation expense, which is included in investment administrative charges in the Statement of Operations for six month period ended June 30, 2023. There was no aggregate intrinsic value at June 30, 2023 as the closing price of the Company’s stock was lower than the average exercise price of the underlying options. The intrinsic value is calculated based on the difference between the closing market price of the Company’s common stock and the exercise price of the underlying options.

To calculate the option-based compensation, the Company used the Black-Scholes option-pricing model. The Company’s determination of fair value of option-based awards on the date of grant using the Black-Scholes model is affected by the Company’s stock price as well as assumptions regarding a number of subjective variables. These variables include, but are not limited to, the Company’s expected stock price volatility over the term of the awards, risk-free interest rate, and the expected life of the options. The risk-free interest rate is based on a treasury instrument whose term is consistent with the expected life of the stock options. The expected volatility, holding period, and forfeitures of options are based on historical experience.

For the six month period ended June 30, 2023, 20,072 stock options were granted to employees, Directors and outside consultants from the 2020 Plan with a weighted average exercise price of $9.48. The stock options granted during the six month period ended June 30, 2023 from the 2020 Plan are still outstanding and 149,228 stock options have vested as of June 30, 2023.

The fair values of stock options granted in the six month period ended June 30, 2023 were estimated using the Black-Scholes option-pricing model with the following assumptions for the six month period ended June 30, 2023.

Six Months June 2023
Risk free rate	4.74%
Expected life (in years)	4.79
Expected volatility	53.43%
Dividend yield	0.00%

Weighted Average grant date fair value per share	$9.48

23

Daxor Corporation

Notes to Financial Statements

June 30, 2023 (Unaudited)

13. Stock Options - (continued)

The details of option activity for the 2020 Plan for the year ended June 30, 2023 is as follows:

	Number of Shares	Weighted Average Exercise Price
Outstanding and Exercisable, January 1, 2023	256,501	$13.27
Granted	20,072	$9.48
Canceled	(70,353)	$(13.83)
Expired	-	-
Outstanding at June 30, 2023	206,220	$12.99

The following tables summarize information concerning currently outstanding and exercisable options at June 30, 2023:

Range of Exercise Prices	Number Outstanding at June 30, 2023	Weighted Average Remaining Contractual Life at June 30, 2023	Weighted Average Exercise Price at June 30, 2022
$8.30 - $18.95	206,220	4.06 years	$12.99

Range of Exercise Prices	Number Exercisable at June 30, 2023	Weighted Average Exercise Price at June 30, 2023
$8.83 - $18.95	149,228	$13.57

The details of employee option activity for the 2004 Stock Option Plan for the year ended June 30, 2023 is as follows:

	Number of Shares	Weighted Average Exercise Price

Outstanding and Exercisable, January 1, 2023	147,066	$8.47
Granted	-	-
Exercised	(13,500)	$(4.72)
Expired	(53,600)	$(9.11)
Canceled	(42,750)	$(8.43)
Outstanding at June 30, 2023	37,216	$8.94

The following tables summarize information concerning currently outstanding and exercisable options from the 2004 Stock Option Plan at June 30, 2023:

Range of Exercise Prices	Number Outstanding at June 30, 2023	Weighted Average Remaining Contractual Life at June 30, 2023	Weighted Average Exercise Price at June 30, 2023
Below - $9.52	37,216	0.48 years	$8.47

Range of Exercise Prices	Number Exercisable at June 30, 2023	Weighted Average Exercise Price at June 30, 2023
Below - $9.52	37,216	$8.47

24

Daxor Corporation

Notes to Financial Statements

June 30, 2023 (Unaudited)

The following table summarizes information about restricted stock transactions:

	Six Months Ended June 30, 2023	Weighted Average Grant Date Fair Value

Unvested at the beginning of the year	9,813	$10.98
Awards granted	12,446	$9.76
Vested	(14,269)	$(10.07)
Unvested at the end of the period	7,990	$10.70

14. Commitments

The Company does not have any significant commitments.

25

Daxor Corporation

Notes to Financial Statements

June 30, 2023 (Unaudited)

15. Registration Statement

The Company has filed a Form N-2 Registration Statement under the Securities Act of 1933, pursuant to general instruction A.2 of form N-2 which permits the Company to raise additional equity capital by issuing additional shares of common stock from time to time in varying amounts and by different offering methods, at prices and on terms to be determined by market conditions at the time of offering. During any 12-month period, the aggregate market value of securities the Company may offer may not exceed one third of the aggregate market value of voting and non-voting common equity held by persons who are not affiliates of the Company. The Registration Statement became effective July 16, 2021.

16. Subsequent Events

Nothing to report as of this date.

26

Daxor Corporation

Supplemental Data

General

Investment Products Offered

●	Are not FDIC Insured
●	May Lose Value
●	Are Not Bank Guaranteed

The investment return and principal value of an investment in Daxor Corporation will fluctuate in part as the prices of the individual securities in which it invests fluctuate, so that your shares, when sold, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of Daxor and Daxor’s operating business carefully before investing. For a free copy of the Company’s definitive prospectus (when available), which contains this and other information, call the Company at 212- 330-8500.

This shareholder report must be preceded or accompanied by the Company’s prospectus for individuals who are not current shareholders of the Company.

Voting Proxies on Portfolio Securities

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company and the Company’s proxy voting record for the 12-month period ended June 30, 2023 are available (i) without charge, upon request, by calling 1-212-330-8500 and (ii) on the Securities and Exchange Commission’s website: www.sec.gov.

Disclosure of Portfolio Holdings

The SEC has adopted the requirement that all investment companies file a complete schedule of investments with the SEC for their first and third fiscal quarters on Form N-PORT. The Company’s Form N-PORT for March 31, 2023 reporting portfolio securities held by the Company, is available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling 800-SEC-0330.

Shareholder Vote

The Company’s Annual Meeting was held July 11, 2023. At the Annual Meeting, the following directors were elected for terms expiring at the annual meeting of shareholders to be held in 2024 by the votes indicated:

	For	Withheld	Broker Non-votes
James Lombard	3,498,907	87,254	-0-
Henry D. Cremisi, MD	3,500,783	85,378	-0-
Edward Feuer	3,500,783	85,378	-0-
Joy Goudie, Esq.	3,500,783	85,378	-0-
Michael Feldschuh	3,505,372	80,789	-0-
Jonathan Feldschuh	3,485,491	100,670	-0-
Caleb DesRosiers, Esq.	3,508,783	77,378	-0-

The following reflects the voting results for matters other than the election of directors brought for vote at the Annual Meeting:

	For	Against	Abstain	Broker Non-votes
Ratification of Steven Zelin, CPA, LLC as Daxor Corporation’s
independent registered public accounting firm	3,568,964	16,671	526	-0-

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Daxor Corporation

Privacy Policy

The Company and Your Personal Privacy-

Daxor Corporation is an investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940.

What Kind of Non-Public Information do we Collect About you if you Become a Shareholder?

Daxor Corporation does not collect non-public information about our shareholders.

What Information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers of our operating division to anyone, other than our service providers who need to know such information and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect Your Personal Information?

We restrict access to non-public personal information about our customers or former customers to the people who need to know that information in order to perform their jobs or provide services to you. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

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Daxor Corporation

About the Corporation’s Directors and Officers

The Corporation is governed by a Board of Directors that meets to review investments, performance, expenses and other business matters, and is responsible for protecting the interests of shareholders. The majority of the Corporation’s directors are independent of Daxor Corporation.; the only “inside” directors is an officer and a director of Daxor Corporation. The Board of Directors elects the Corporation’s officers, who are listed in the table. The business address of each director and officer is 109 Meco Lane, Oak Ridge, TN 37830.

Name, Address and Age	Position(s) Held with Company	Term of Office And Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen by Director	Other Directorships Held (during past five years) by Director
“Noninterested Persons”

James Lombard			Director of
109 Meco Lane			Administrative
Oak Ridge, TN 37830		One year term,	Services Division, New York City
		Director	Council
Age: 88	Director	since 1989	(Retired).	None	None

Henry D. Cremisi, MD
FACP
109 Meco Lane
Oak Ridge, TN 37830		One year term,	Medical Director, AstraZeneca, a
		Director	Pharmaceutical
Age: 65	Director	since 2020	company	None	None

Edward Feuer
109 Meco Lane
Oak Ridge, TN 37830		One year term,	Managing Partner, Feuer
		Director	& Orlando, LLP, an
Age: 67	Director	since 2016	accounting firm	None	None

Joy Goudie, Esq.
109 Meco Lane
Oak Ridge, TN 37830		One year term,
		Director	Registered Patent
Age: 66	Director	since 2020	Attorney	None	None

Caleb DesRosiers
109 Meco Lane
Oak Ridge, TN 37830
One Year Term,
Age: 50	Director	Director since 2022	Attorney	None	None

Name, Address and Age	Position(s) Held with Company	Term of Office And Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen by Director	Other Directorships Held (during past five years) by Director
“Interested Persons”

Michael Feldschuh
109 Meco Lane
Oak Ridge, TN 37830		One year term,	Executive Vice President
		Director	Chairman, President,
Age: 53	Director	since 2013	CEO	One	None

Jonathan Feldschuh
109 Meco Lane
Oak Ridge, TN 37830		One year term,
		Director	Chief Scientific
Age 58	Director	since 2017	Officer	None	None

The Daxor’s Statement of Additional Information includes additional information about the Directors and is available free of charge, upon request, by calling toll-free at 212-330-8500.

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Daxor Corporation

June 30, 2023 (Unaudited)

ITEM 2. CODE OF ETHICS

The information required by this Item in only required in annual report on this Form N-CSR

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The information required by this Item in only required in annual report on this Form N-CSR

ITEM 4. PRINCIPAL ACCOUNTATN FEES AND SERVICES

The information required by this Item in only required in annual report on this Form N-CSR

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The information required by this Item in only required in annual report on this Form N-CSR

ITEM 6. SCHEDULE OF INVESTMENTS

Included herein under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The information required by this Item in only required in annual report on this Form N-CSR

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)	The information required by this Item in only required in annual report on this Form N-CSR

Daxor does not have an outside portfolio manager. The Chief Executive Officer of the Company, Michael Feldschuh, manages Daxor’s portfolio.

(b)	There has been no change as of the date of the filing of this N-CSR, to any of the portfolio managers identified in response to this item in the Registrant’s most recent annual report on Form N-CSR.

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ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Company’s Board of Directors.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) within 90 days of this report. Deficiencies in the registrant’s disclosure controls and procedures were not adequately designed and operating effectively to ensure that information required to be disclosed by the registrant in the reports it files or submits under the 1940 Act and Securities Exchange Act of 1934 was recorded, processed, summarized and reported in a timely fashion within the time periods specified in the Securities and Exchange Commission’s rules and forms. Management has taken corrective steps to resolve these matters so that future reporting may take place within the specified time frame of the 1940 Act.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting other than the above mentioned corrective steps to improve the timeliness of financial reports as required under the 1940 Act.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Daxor did not lend out portfolio securities.

ITEM 13. EXHIBITS.

(a)(2) A separate certification for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)) is filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Daxor Corporation

By (Signature and Title) /s/ Michael Feldschuh

Michael Feldschuh

President and Chief Executive Officer (Principal Executive Officer)

Date: August 28, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Michael Feldschuh

Michael Feldschuh

President and Chief Executive Officer (Principal Executive Officer)

Date: August 28, 2023

By (Signature and Title) /s/ Robert J. Michel

Robert J. Michel

Chief Financial Officer and Chief Compliance Officer (Principal Financial Officer)

Date: August 28, 2023

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